UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D. C.   20549

                                     FORM 8-K

                                  CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: FEBRUARY 19, 1997
                         (Date of earliest event reported)


                              COMPUTER DATA SYSTEMS, INC.
              (Exact name of registrant as specified in its charter)


                            Commission file number 1-6002


           MARYLAND                                       52-0882982
(State or other jurisdiction                            (IRS EmployerID No.)
of incorporation or organization)

ONE CURIE COURT
ROCKVILLE, MARYLAND                                        20850-4389
(Address of principal executive offices)                   (Zip Code)

         Registrant's telephone number, including area code (301) 921-7000

      Items 1-4.  N/A

      Item 5.     Other Events
                  ------------

                  The Registrant's press release, published February 19,
                  1997, attached hereto as Exhibit 99, is hereby incorporated by reference in answer to this Item.

      Item 6.     N/A

      Item 7.     Financial Statements and Exhibits
                  ---------------------------------

                  (c)   Exhibits
                        --------

                        Exhibit                     Description
                        -------                     -----------

                         (99)       Press release published February 19, 1997.

      Item 8.     N/A

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in Rockville, Maryland on February 21, 1997.


                                          Computer Data Systems, Inc.

                                          By /s/Wyatt D. Tinsley
                                            ---------------------
                                            Wyatt D. Tinsley
                                            Executive Vice President
                                            (Principal Financial and
                                            Accounting Officer)

                                  EXHIBIT INDEX
                                  -------------

                                                            Sequentially
Exhibit No.       Description                               Numbered Page
-----------       -----------                               -------------

(99)              Press release published February 19, 1997         4